Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated September 8, 2014

to

Prospectus Dated July 28, 2014

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated July 28, 2014, (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with our Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms have the same meaning as in the Prospectus unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

MANAGEMENT

Board of Directors

The following table replaces in its entirety the first table under the sub-heading entitled “Board of Directors” on page 50 of the Prospectus.

Name	Age	Position	Director Since
Interested Directors:
Thomas K. Sittema	55	Chairman and CEO	2010
Erik A. Falk	44	Director	2012
Independent Directors:
Frederick Arnold	60	Director	2011
James H. Kropp	65	Director	2011
Kenneth C. Wright	57	Director	2011

The following replaces in its entirety the first paragraph under the sub-heading entitled “Interested Directors” on page 50 of the Prospectus.

Thomas K. Sittema serves as chief executive officer since September 2014 and our chairman of our board of directors since 2010. In addition, Mr. Sittema currently serves as chief executive officer and president of CNL Growth Properties and CNL Global Income Trust, and is director and vice chairman of CNL Lifestyle Properties and CNL Healthcare Properties. He also serves as director and investment committee member of CNL. In addition, Mr. Sittema currently serves as chief executive officer and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Board Committees

The following replaces in its entirety the first sentence under the sub-heading entitled “Board Committees” on page 52 of the Prospectus.

In addition to serving on our board of directors, our independent directors also serve on one or more of the following committees which have been established by our board of directors to handle certain designated responsibilities.

Board Leadership Structure

The following replaces in its entirety the third sentence under the sub-heading entitled “Board Leadership Structure” on page 52 of the Prospectus.

The role of our board of directors, and of any individual director, is one of oversight and may include management of our day-to-day affairs.

The following replaces in its entirety the second paragraph under the sub-heading entitled “Board Leadership Structure” on page 52 of the Prospectus.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Mr. Sittema serves as chief executive officer and chairman of our board of directors and is an “interested person” by virtue of being our chief executive officer and his professional association with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Sittema to serve as both chief executive officer and chairman of our board of directors because of his significant experience in matters of relevance to our business. Mr. Sittema’s combined role as chief executive officer and chairman of our board of directors creates a firm link between management and our Board and provides unified leadership for carrying out the Company’s strategic initiatives and business plans. Our board of directors has determined that the compositions of the audit committee, nominating and governance committee and the independent director committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person and officer of us. We believe that our board of directors’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

The following replaces in its entirety the fifth paragraph under the sub-heading entitled “Board Leadership Structure” on page 53 of the Prospectus.

Our board of directors believes that a leadership structure — chairman of our board of directors who is also our chief executive officer, but separate from our lead independent director and committees led by independent directors — provides an optimal structure for us at this time. Our board of directors believes this structure is appropriate for a company of our size and complexity because combining the roles of the chief executive officer and chairman of our board of directors (1) enhances the alignment between the board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for consideration of important matters which the board may need to address. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us. Our board of directors could in the future decide not to combine our chairman of the board of directors and chief executive officer positions if it believes that doing so would serve the best interests of us and our shareholders.

Our Investment Advisors and Executive Officers

The following replaces in its entirety the third paragraph under the sub-heading entitled “Our Investment Advisors and Executive Officers” on page 53 of the Prospectus.

Thomas K. Sittema serves as our chief executive officer. Mr. Sittema is also chairman of our board of directors and his biographical information is included in the prospectus under “Management — Board of Directors — Interested Directors.”

Special Discounts

The following replaces in its entirety the second paragraph and bullets on page 105 of the Prospectus.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, a total subscription amount of $1,250,000 would result in the purchase of 111,978.695 shares at a weighted average purchase price of $11.163 per share as shown below:

•	$500,000 at $11.300 per share=44,247.788 shares (7% selling commission + 3% marketing support fee);

•	$250,000 at $11.187 per share=22,347.367 shares (6% selling commission + 3% marketing support fee);

•	$250,000 at $11.074 per share=22,575.402 shares (5% selling commission + 3% marketing support fee); and

•	$250,000 at $10.961 per share=22,808.138 shares (4% selling commission + 3% marketing support fee).